MVINTSUP111

SUPPLEMENT DATED JANUARY 26, 2011 TO THE PROSPECTUS OF
MARKET VECTORS ETF TRUST
Dated May 1, 2010

This Supplement updates certain information contained in the above-dated Prospectus for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors Indonesia Index ETF and Market Vectors Poland ETF (each a “Fund” and collectively, the “Funds”), each a series of the Trust. You may obtain copies of the Funds’ Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

Effective January 26, 2011, Van Eck Associates Corporation, the investment adviser to the Funds, agreed to lower each Fund’s expense cap to prevent Fund operating expenses (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% (with respect to Market Vectors Indonesia Index ETF) and 0.60% (with respect to Market Vectors Poland ETF) of the respective Fund’s average daily net assets per year until at least May 1, 2012.

1.  Market Vectors Indonesia Index ETF

The “Annual Fund Operating Expenses” table and accompanying footnote as well as the “Expense Example” table that appear in the section titled “Fund Fees and Expenses” on page 17 of the Prospectus are deleted and replaced with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.22%
Total Annual Fund Operating Expenses(a)	0.72%
Fee Waivers and Expense Reimbursement(a)	0.12%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.60%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$ 61
3	$218
5	$389
10	$883

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

2.  Market Vectors Poland ETF

The “Annual Fund Operating Expenses” table and accompanying footnotes as well as the “Expense Example” table that appear in the section titled “Fund Fees and Expenses” on page 20 of the Prospectus are deleted and replaced with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses(a)	6.81%
Total Annual Fund Operating Expenses(b)	7.31%
Fee Waivers and Expense Reimbursement(b)	6.71%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(b)	0.60%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$ 61
3	$1,553

(a)	“Other Expenses” are based on estimated amounts for the current fiscal year and calculated as a percentage of the Fund’s net assets.

(b)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

In addition, the fourth paragraph under the section titled “Management of the Funds” on page 39 is hereby deleted and replaced with the following:

Compensation. As compensation for its services under each Investment Management Agreement, the Adviser is paid a monthly fee based on a percentage of each Fund’s average daily net assets at the annual rate of 0.50%. From time to time, the Adviser may waive all or a portion of its fees. Until at least May 1, 2011, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% (with respect to Market Vectors Environmental Services ETF), 0.62% (with respect to Market Vectors Russia ETF), 0.65% (with respect Market Vectors Gaming ETF and Market Vectors Brazil Small-Cap ETF), 0.76% (with respect to Market Vectors Vietnam ETF), 0.83% (with respect to Market Vectors Africa Index ETF) and 0.98% (with respect to Market Vectors Gulf States Index ETF) of its average daily net assets per year. Until at least May 1, 2012, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% (with respect to Market Vectors Indonesia Index ETF and Market Vectors Poland ETF) of its average daily net assets per year. Offering costs excluded from the expense caps are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange.

Please retain this supplement for future reference.